UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  November 5, 2020

TERMINIX GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	TMX	NYSE

Item 1.01. Entry into a Material Definitive Agreement.

On November 5, 2020, certain subsidiaries of Terminix Global Holdings, Inc. (the “Company”) entered into a consent decree (the “Consent Decree”) with the Alabama Attorney General related to a settlement with the Alabama Attorney General regarding the Company’s Mobile Bay Formosan termite business practices. Under the terms of the Consent Decree, the Company has agreed to establish a $25 million consumer fund to manage customer remediation measures and settle future termite damage claims disputes, and to make a $19 million payment to the Alabama Attorney General. The Consent Decree also provides for various immediate remediation measures directly to current and former customers, including refunds of certain price increases; the reimbursement of certain investigative and monitoring costs incurred by the Department of Agriculture and Industries; and a university endowment intended to support termite and pest control research with an emphasis on Formosan termite control. The Company issued a press release outlining the terms of the Consent Decree; a copy of the press release is being furnished as Exhibit 99.1 and incorporated herein by reference.

The foregoing description of the Consent Decree does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent Decree, which the Company expects to file as an exhibit to its quarterly report on Form 10-Q for the quarter ended September 30, 2020.

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2020, the Company issued a press release reporting unaudited results for the third quarter 2020. A copy of the press release is being furnished as Exhibit 99.2 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing. Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description

99.1	Press Release of Terminix Global Holdings, Inc. issued November 5, 2020.

99.2	Earnings Press Release of Terminix Global Holdings, Inc. issued November 5, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERMINIX GLOBAL HOLDINGS, INC.
(Registrant)

November 5, 2020	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of Terminix Global Holdings, Inc. issued November 5, 2020.

99.2	Earnings Press Release of Terminix Global Holdings, Inc. issued November 5, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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